SUPPLEMENT TO THE PROSPECTUSES
OF
ALLSPRING GOVERNMENT MONEY MARKET FUNDS
For the Allspring 100% Treasury Money Market Fund (the “Fund”)

At a meeting held November 13-15, 2023, the Board of Trustees of the Fund approved the following changes effective on or about November 27, 2023:

NAV Calculation Time Change - The table in the section entitled “Details About the Funds - Pricing Fund Shares” is updated for the Fund with the following:

100% Treasury Money Market Fund	8:00a.m., 9:00a.m., 10:00a.m., 11:00a.m., 12:00p.m., 1:00p.m., 2:00p.m. and 4:00p.m. (ET)

Trade Deadline Change - The table in the section entitled “Account Information - Buying and Selling Fund Shares - Timing of Redemption Proceeds” and table in the section entitled “Account Information - Distribution” are updated for the Fund with the following:

If a Request is Received in Good Order:	Proceeds Wired	Dividends
100% Treasury Money Market Fund
■ By 2:00 p.m. (ET)	Same Business Day	Not earned on day of request
■ After 2:00 p.m. (ET)	Next Business Day	Earned on day of request

If a Request is Received in Good Order:	Dividends Begin to Accrue:
100% Treasury Money Market Fund
■ By 2:00 p.m. (ET)	Same Business Day
■ After 2:00 p.m. (ET)	Next Business Day

November 16, 2023	SUP0252 11-23